UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 16, 2019

Treasure & Shipwreck Recovery, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-219700	37-1844836
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

13046 Racetrack Road, #234,
Tampa, FL 33626

(Address of principal executive offices)

Telephone – (813) 504-7831

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BLIS	OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01       Change in Registrant’s Certifying Accountant.

Dismissal of Previous independent registered public accounting firm

On November 16, 2019, Treasure & Shipwreck Recovery, Inc. (Currently trading as “Beliss Corp.’s” and referred to as the “Company”) Board of Directors dismissed TAAD LLP (“TAAD”) as its independent registered public accounting firm.

TAAD audited the Company’s financial statements for the years ended April 30, 2018 and April 30, 2019.  During the Company’s two most recent fiscal years and subsequent interim period preceding dismissal, there were no disagreements with TAAD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of TAAD, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The Company has provided a copy of this disclosure to TAAD, and requested that TAAD furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether TAAD agrees with the statements made by the Company and, if not, stating the respects in which TAAD does not agree.

A copy of TAAD’s response to this Report on Form 8-K is attached hereto as Exhibit 16.1.

Appointment of independent registered public accounting firm

On November 16, 2019, the Company’s Board of Directors approved the engagement of Accell Audit & Compliance, P.A., 4806 W Gandy Blvd, Tampa, FL 33611 Phone (813) 440-6380 (“Accell”) as its independent registered public accounting firm for the fiscal year ended April 30, 2020. During the fiscal years ended April 30, 2018 and April 30, 2019, and the subsequent interim period through April 30, 2019, the date of engagement of Accell, the Company did not consult with Accell regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION
16.1	Letter from TAAD LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Treasure & Shipwreck Recovery, Inc.

Date: November 20, 2019	By: /s/ Craig Huffman
Craig Huffman
Chief Executive Officer

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